Exhibit 99.1

Dear Shareholders, Here we present an update on our progress toward commercialization of our next generation Li-Metal batteries and our three AI solutions. 1. Revenue Pipeline from UAM (Urban Air Mobility) and Drones: Our UAM lines have completed Site Acceptance Tests (SAT) and we signed cell supply agreements including with SoftBank. 2. B-Samples Passed EV Safety Tests: Our 100Ah Li-Metal B-samples cells successfully passed GB38031-2020, a major milestone towards C-samples and Start-of-Production (SOP) for EV. 3. Revenue Pipeline from AI-Accelerated Battery Material Discovery for Li-Metal and Li-ion: We are building earlier revenue pipeline from electrolyte projects including both Li-Metal and Li-ion. 1. Revenue Pipeline from UAM (Urban Air Mobility) and Drones Recently we signed several commercial agreements to supply Li-Metal cells to customers, including one of the world’s largest wireless communication providers SoftBank Corp. Earlier this year, we converted our EV A-Sample lines to UAM lines, and we are excited to report that both our Shanghai and Chungju EV A-sample to UAM line conversions have completed Site Acceptance Test (SAT) and achieved Ready-To-Use (RTU) status. The new UAM cells manufactured on these lines have 30Ah in capacity and are custom designed to meet UAM customer requirements. *Shanghai UAM and Chungju UAM line 2. B-Samples Pass EV Safety Tests As the world’s first to enter automotive B-Sample joint development for Li-Metal, our 100Ah Li-Metal cells developed for our B-Sample JDAs successfully passed the rigorous industry safety test of GB38031-2020. This is the first time in the industry that a large capacity Li-Metal cell successfully passed safety tests required by the global Electric Vehicles Battery Safety Standards. This certification is required by all of SES AI’s EV

OEM partners, as well as many of the other leading manufacturers, as a global standard. **This is a major milestone towards C-sample and Start-of-Production (SOP).** Further details on GB38031-2020 test results are available on ses.ai website.

100Ah


SES

| 100Ah Cell Specs | | |
|---|---|---|
| Room Temperature(25°C) Energy Density | Low power C/20 | >399 Wh/Kg |
| | Low power C/10 | 399 Wh/Kg (= 862 Wh/L at SOC 30%) |
| | Medium power C/3 | 390 Wh/Kg (= 842 Wh/L) |
| | Medium power 1C | 370 Wh/Kg |
| | High power 3C | 351 Wh/Kg |
| Low Temperature (0°C) Energy Density | Medium power C/3 | 346 Wh/Kg |

For more detailed data, please visit ses.ai website

| | Test Item | Criteria | Results |
|---|---|---|---|
| 1 | Pre-treatment | The rated capacity of all samples complies with the technical conditions of the product provided by the manufacturer. | Pass |
| 2 | Over-discharge | No explosion; No fire. | Pass |
| 3 | Over-charge | No explosion; No fire. | Pass |
| 4 | External short-circuit | No explosion; No fire. | Pass |
| 5 | Heating | No explosion; No fire. | Pass |
| 6 | Temperature Cycle | No explosion; No fire. | Pass |
| 7 | Crush | No explosion; No fire. | Pass |

## 3. All-in on AI

**Our AI solutions have already borne fruits in advancing our Li-Metal plan as outlined earlier. We are working closely with our OEM partners to broaden the scope of our AI efforts to incorporate other battery chemistry and cell designs.** We anticipate that this will enable us to deliver greater value to a broader customer base using Li-ion and Li-Metal batteries and generate multiple revenue opportunities.

### AI-Accelerated Battery Material Discovery

Earlier this year, we established our Electrolyte Foundry, formed a partnership with NVIDIA to leverage the latest computing hardware and software, and attracted a team of worldclass battery electrolyte scientists, including promoting Dr. Kang Xu to our Chief Technology Officer (CTO). We achieved remarkable acceleration, which allowed us to compute the largest molecular property database in the world. We have **the most complete end-to-end capabilities** including molecular property mapping, AI model development, human domain expertise, the Electrolyte Foundry for molecule synthesis and electrolyte formulation, and cell production and validation (from lab to A-samples and B-samples and beyond).

2 | Letter to Our Shareholders | Q3 2024

Complete end-to-end capabilities for AI-accelerated battery material discovery, validated in Li-Metal, now applied to Li-ion Since we introduced our “All-in on AI” strategy last quarter, we have already seen great partnership interests in our AI-accelerated battery material discovery end-to-end capability. We are building revenue pipeline for the first time including five projects from two companies (one electrolyte manufacturer and one automaker) to address various Li-Metal and Li-ion electrolyte challenges. AI for Manufacturing and Safety Both our Shanghai and Chungju UAM lines now have AI for Manufacturing installed, and we are currently installing AI for Manufacturing for the B-sample lines at our OEM partner site. This tool has helped us detect defects that would have escaped using conventional manufacturing quality control. All UAM and Drone customers that receive our Li-Metal cells and modules will also have our AI for Safety embedded in addition to conventional battery management system (BMS) to precisely monitor battery health and predict incidents. With AI for Safety alone, we have achieved 95% prediction accuracy (achieving the target that we set out earlier this year), and with AI for Manufacturing integrated with AI for Safety, we can achieve 100% prediction accuracy. These are based on training from 15,000 Li-Metal cells.

Financial Updates In the third quarter, our GAAP operating expenses were $34.2 million. Cash used in operations was $22.7 million and capital expenditures were $1.5 million. We ended the third quarter with $274 million in liquidity. As we continue to be very prudent with our cash and management of expenditures, we updated our full year 2024 guidance. We now expect total cash usage to be in the range of $80 million to $95 million (down from $100 million to $120 million previously). This range is comprised of cash usage from operations of $70 million to $80 million (compared with $85 million to $95 million previously) and capital expenditures in the range of $10 million to $15 million (compared with $15 million to $25 million previously). With our reduced and more capital-efficient cash usage and expectation that our All-in on AI strategy will start generating revenue in the near future, we expect our strong balance sheet to provide liquidity for the company well into 2028. Outlook I’m very proud of our achievements in the past quarter. In EV, our 100Ah Li-Metal cells successfully passed the rigorous GB38031-2020 global EV safety test, an industry first for Li-Metal, and a major milestone toward commercialization of Li-Metal for EV. In UAM and drones, we now have two lines producing cells for multiple customers, including SoftBank. Powering the success of our Li-Metal is our “All-in on AI” strategy. We built what we believe to be the world’s largest molecular property database using state-of-the-art computing hardware and software, expect to enter a pipeline of revenue contracts for the first time from our AI Solutions in the fourth quarter this year, and achieved our target of 95% prediction accuracy with AI for Safety (100% accuracy when we integrate AI for Manufacturing with AI for Safety). Thank you for your continued support, and we look forward to sharing more exciting updates going forward. Qichao Hu Founder, CEO and Chairman Jing Nealis Chief Financial Officer Qichao Hu Jing Nealis Founder, CEO and Chairman Chief Financial Officer

SES AI Corporation Condensed Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share amounts) September 30, 2024 December 31, 2023 Assets Current Assets Cash and cash equivalents $ 66,740 $ 85,671 Short-term investments 206,979 246,775 Receivable from related party 2,563 3,911 Inventories 320 558 Prepaid expenses and other assets 14,893 11,712 Total current assets 291,495 348,627 Property and equipment, net 42,158 37,959 Intangible assets, net 1,249 1,345 Right-of-use assets, net 10,666 13,099 Deferred tax assets 1,057 1,057 Other assets, non-current 3,282 4,723 Total assets $ 349,907 $ 406,810 Liabilities and Stockholders’ Equity Current Liabilities Accounts payable $ 2,234 $ 4,830 Operating lease liabilities 2,615 2,404 Accrued expenses and other liabilities 14,283 13,121 Total current liabilities 19,132 20,355 Sponsor Earn-Out liabilities 879 4,166 Operating lease liabilities, non-current 8,413 11,316 Unearned government grant 9,589 9,270 Other liabilities, non-current 2,610 2,753 Total liabilities 40,623 47,860 Stockholders’ Equity Preferred stock, $0.0001 par value; 20,000,000 shares authorized, none issued and outstanding as of September 30, 2024 and December 31, 2023, respectively — — Common stock: Class A shares, $0.0001 par value, 2,100,000,000 shares authorized; 313,733,798 and 310,266,922 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively; Class B shares, $0.0001 par value, 200,000,000 shares authorized; 43,881,251 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively 35 35 Additional paid-in capital 574,922 559,214 Accumulated deficit (264,326) (198,686) Accumulated other comprehensive loss (1,347) (1,613) Total stockholders' equity 309,284 358,950 Total liabilities and stockholders' equity $ 349,907 $ 406,810

SES AI Corporation Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, (in thousands, except share and per share amounts) 2024 2023 2024 2023 Operating expenses: Research and development $ 24,438 $ 8,472 $ 51,260 $ 23,308 General and administrative 9,779 10,885 28,855 36,932 Total operating expenses 34,217 19,357 80,115 60,240 Loss from operations (34,217) (19,357) (80,115) (60,240) Other income (expense): Interest income 3,665 4,197 11,822 12,466 Gain on change in fair value of Sponsor Earn-Out liabilities 1,001 1,917 3,287 5,412 Miscellaneous (expense) income, net (497) (22) (203) 393 Total other income, net 4,169 6,092 14,906 18,271 Loss before income taxes (30,048) (13,265) (65,209) (41,969) Provision for income taxes (138) (208) (431) (678) Net loss (30,186) (13,473) (65,640) (42,647) Other comprehensive loss, net of tax: Foreign currency translation adjustment 729 (99) 179 (1,519) Unrealized gain (loss) on short-term investments 445 242 87 (12) Total other comprehensive gain (loss), net of tax 1,174 143 266 (1,531) Total comprehensive loss $ (29,012) $ (13,330) $ (65,374) $ (44,178) Net loss per share attributable to common stockholders: Basic and diluted $ (0.09) $ (0.04) $ (0.20) $ (0.14) Weighted-average shares outstanding: Basic and diluted 322,032,894 315,627,263 320,557,892 314,550,810

SES AI Corporation Condensed Consolidated Statements of Cash Flows (Unaudited) Nine Months Ended September 30, (in thousands) 2024 2023 Cash Flows From Operating Activities Net loss $ (65,640) $ (42,647) Adjustments to reconcile net loss to net cash used in operating activities: Gain from change in fair value of Sponsor Earn-Out liabilities (3,287) (5,412) Stock-based compensation 16,097 16,205 Depreciation and amortization 5,893 3,928 Accretion income from available-for-sale short-term investments (5,988) (8,608) Other (997) (511) Changes in operating assets and liabilities: Receivable from related party 1,348 (98) Inventories 237 (243) Prepaid expenses and other assets (3,674) (3,336) Right-of-use assets 2,395 (288) Accounts payable (354) 625 Accrued expenses and other liabilities 2,823 (3,442) Operating lease liabilities (2,647) (66) Net cash used in operating activities (53,794) (43,893) Cash Flows From Investing Activities Purchases of property and equipment (11,973) (12,281) Purchase of short-term investments (188,873) (180,051) Proceeds from the maturities of short-term investments 235,000 180,000 Net cash provided by (used in) investing activities 34,154 (12,332) Cash Flows From Financing Activities Proceeds from stock option exercises 378 157 Net cash provided by financing activities 378 157 Effect of exchange rates on cash (291) (664) Net decrease in cash, cash equivalents and restricted cash (19,553) (56,732) Cash, cash equivalents and restricted cash at beginning of period 86,966 107,936 Cash, cash equivalents and restricted cash at end of period $ 67,413 $ 51,204 Supplemental Cash and Non-Cash Information: Income taxes paid $ 260 $ 169 Accounts payable and accrued expenses related to purchases of property and equipment $ 2,438 $ 4,384 Operating lease liabilities arising from obtaining right-of-use assets $ 12 $ 1,751

Forward-Looking Statements This letter contains statements that SES AI believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES AI. Although SES AI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide assurance that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of SES AI’s assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following risks: risks related to the development and commercialization of SES AI’s battery technology and the timing and achievement of expected business milestones; risks relating to the uncertainty of achieving and maintaining profitability; risks relating to the uncertainty of meeting future capital requirements; the ability of SES to integrate its products into electric vehicles (“EVs”) and Urban Air Mobility (“UAM"), drones and other applications; the risk that delays in the pre-manufacturing development of SES AI’s battery cells could adversely affect SES AI’s business and prospects; the market for air mobility, and for use of Li-Metal technology in air mobility applications, is still emerging and may not achieve the growth potential we expect; the risk that the market for SES AI’s AI-based services is still emerging, and its AI programs may not achieve the growth potential SES AI expects; risks relating to the development of the UAM market and demand for batteries from the UAM industry; potential supply chain difficulties; the ability of SES AI to engage target original equipment manufacturers (“OEMs”) customers successfully and integrate SES AI’s products into EVs manufactured by OEM customers; the ability to obtain raw materials, components or equipment through new or existing supply relationships; risks resulting from SES AI’s joint development agreements and other strategic alliances and investments; our use of artificial intelligence and machine learning may result in legal and regulatory risk; product liability and other potential litigation, regulation and legal compliance; SES AI’s ability to attract, train and retain highly skilled employees and key personnel; developments in alternative technology or other fossil fuel alternatives; risks related to SES AI’s intellectual property; business, regulatory, political, operational, financial and economic risks related to SES AI’s business operations outside the United States; SES AI’s failure to satisfy certain NYSE listing requirements may result in its Class A common stock being delisted from the NYSE, which could eliminate or adversely affect the trading market for SES AI’s Class A common stock; the volatility of SES AI’s common stock and value of SES AI’s public warrants; and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on February 27, 2024 and other documents filed from time to time with the SEC. There may be additional risks that SES AI presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES AI’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES AI anticipates that subsequent events and developments will cause its assessments to change. However, while SES AI may elect to update these forward-looking statements at some point in the future, SES AI specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES AI’s assessments as of any date subsequent to the date of this letter.